Exhibit 21.1

Subsidiaries of Arthur J. Gallagher & Co.

In the following list of subsidiaries of Arthur J. Gallagher & Co., those companies that are indented represent subsidiaries of the corporation under which they are indented. Except for directors’ qualifying shares, 100% of the voting stock of each of the subsidiaries listed below, other than those indicated by footnote, is owned of record or beneficially by its indicated parent.

Name	State or Other Jurisdiction of Incorporation
Arthur J. Gallagher & Co.	Delaware
AJG Meadows, LLC	Delaware
Arthur J. Gallagher (U.S.) LLC	Delaware
Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Delaware
Arthur J. Gallagher Risk Management Service, Inc.	Illinois
Arthur J. Gallagher Risk Management Services (Hawaii), Inc	Hawaii
Arthur J. Gallagher Risk Management Services of Utah, Inc.	Utah
Arthur J. Gallagher & Co. Insurance Brokers of California, Inc.	California
Charity First Insurance Services, Inc.	California
Arthur J. Gallagher Real Estate Risk Purchasing Group, LLC	California
Artex Risk Solutions, Inc.	Delaware
Copper Mountain Assurance, Inc.	Utah
CMA Solutions, LLC	Utah
Western Litigation, Inc.	Texas
Gallagher Mississippi Brokerage, LLC	Mississippi
Gallagher Benefit Services, Inc.	Delaware
GBS Retirement Services, Inc.	New York
GBS Insurance and Financial Services, Inc.	Delaware
GBS Administrators, Inc.	Washington
Gallagher Fiduciary Advisors, LLC	Delaware
Gallagher Voluntary Benefits, LLC	Delaware
Gallagher Bassett Services, Inc,	Delaware
Gallagher Bassett Aires, Inc.	Illinois
MedInsights, Inc.	Delaware
Gallagher Bassett International Ltd. (UK)	England
Gallagher Bassett Insurance Services, Ltd.	England
Gallagher Bassett Canada Inc.	Canada
Gallagher Bassett Services Pty Ltd.	Australia
Gallagher Bassett Services Workers Compensation Victoria Pty Ltd.	Australia
Gallagher Bassett Services NZ Pty Ltd.	Australia
Fortress Insurance, LLC	Delaware
RIL Administrators (Guernsey) Ltd.	Guernsey
Sentinel Indemnity, LLC	Delaware
Artex Risk Solutions, Inc.	Anguilla
Trip Mate, Inc.	Kansas
JPGAC, LLC	Delaware
Bollinger, Inc.	New Jersey
Bollinger Insurance Services, Inc.	Delaware
Risk Placement Services, Inc.	Illinois
Edwin M. Rollins Company	North Carolina
Continental Premium Finance Corporation	Georgia
Commonwealth Premium Finance Corporation	Kentucky
First Premium, Inc.	Louisiana
Premium Finance Corporation	Wisconsin
American Freedom Carriers, Inc.	Indiana
College and University Scholastic Excess Risk Purchasing Group, LLC	California
AJG Financial Services, LLC	Delaware
AJG Coal, Inc.	Delaware
HPF Investments, LLC	Delaware
Gallagher Clean Energy, LLC	Delaware
Gallagher Holdings Bermuda Company Limited	Bermuda
MG Advanced Coal Technologies-1, LLC	Delaware
Advanced Energy Systems, LLC [1]	Delaware
AJG RCF LLC	Delaware

Name	State or Other Jurisdiction of Incorporation
Arthur J. Gallagher Service Company, LLC	Delaware
Arthur J. Gallagher & Co. (Illinois)	Illinois
Gallagher Mauritius Holdings	Mauritius
Gallagher Operations Support Services Private Limited	India
Arthur J. Gallagher & Co. (Canada) Ltd.	Delaware
AJG Canada ULC	Canada
AJG North America ULC	Canada
Gallagher Benefit Services (Canada) Group Inc.	Canada
Arthur J. Gallagher (Canada) Group (2)	Canada
Gallagher Energy Risk Services Inc.	Canada
Arthur J. Gallagher Group Quebec ULC	Canada
Arthur J. Gallagher Canada Limited (3)	Canada
The CG&B Group Inc.	Canada
CG&B Investment Services, Inc.	Canada
CG&B Financial Services Inc.	Canada
BF&G Insurance Limited	Canada
Stevenson & Hunt Insurance Brokers Limited	Canada
Atrens Counsel Insurance Brokers Incorporated (4)	Canada
Cintran Claims Services Inc.	Canada
Stevenson & Hunt Insurance Brokers (Ottowa) Limited	Canada
Stevenson & Hunt Financial Services Inc.	Canada
Stevenson & Hunt Insurance Brokers (Toronto) Limited	Canada
Ranger Insurance Brokers Ltd.	Canada
Norcan Premium Financing Inc.	Canada
Renfrew Insurance Ltd.	Canada
Renfrew Life Insurance Brokers Inc.	Canada
Arthur J. Gallagher & Co. (Bermuda) Limited	Bermuda
Arthur J. Gallagher Management (Bermuda) Limited	Bermuda
Artex Risk Solutions, Inc. (Cayman) Limited	Cayman Islands
SEG Insurance Ltd. (5)	Bermuda
Artex Intermediaries, Ltd.	Bermuda
Artex Risk Solutions (Bermuda) Ltd.	Bermuda
Protected Insurance Company	Bermuda
Arthur J. Gallagher Latin America, LLC	Illinois
Arthur J. Gallagher Brasil Corretora de Resseguros, S.A.	Brazil
Arthur J. Gallagher (Bermuda) Holding Partnership (6)	Bermuda
CGM Gallagher Group Ltd. (7)	St. Lucia
Mecacem Insurance SPC Ltd.	Cayman Islands
CGM Gallagher Insurance Brokers Ltd.	Barbados
CGM Gallagher Insurance Brokers Jamaica Ltd.	Jamaica
CGM Gallagher Insurance Brokers St. Lucia Ltd.	St. Lucia
CGM Gallagher Insurance Brokers St. Vincent Ltd.	St. Vincent
CGM Gallagher Insurance Brokers St. Kitts & Nevis Ltd.	St. Kitts & Nevis
Caribbean Risk Managers Ltd. (St. Lucia) (8)	St. Lucia
Caribbean Risk Managers Ltd. (Jamaica)	Jamaica
Caribbean Risk Managers Ltd. (Barbados)	Barbados
Muf Investments S.a.r.l. (9)	Luxembourg
Arthur J. Gallagher Chile Corredores de Reaseguros, S.A. (10)	Chile
A J Gallagher (Norway) Holdings	Norway
Bergvall Marine A.S.	Norway
Gallagher Colombia Limited (11)	Colombia
Arthur J. Gallagher AO Corredores de Reaseguros, S.A.	Mexico

Name	State or Other Jurisdiction of Incorporation
Artex Risk Solutions (International) Ltd. (12)	Guernsey
Artex Risk Solutions Limited	Guernsey
Artex Risk Solutions Management Limited	Guernsey
Heritage Insurance ICC Limited	Guernsey
Harlequin Insurance PCC Limited	Guernsey
Mannequin Insurance PCC Limited	Guernsey
Artex Risk Solutions Management (Malta) Limited	Malta
Artex Corporate Services Limited	Malta
Artex Risk Solutions Management (Gibraltar) Limited	Gibraltar
Artex Corporate Services (Gibraltar) Limited	Gibraltar
Artex Risk Solutions (UK) Limited	England
Pastel Holdings Pty Limited	Australia
Pastel Purchaser Pty Limited	Australia
OAMPS Ltd.	Australia
Elantis Premium Funding Limited	Australia
Arthur J. Gallagher (Life Solutions) Ltd	Australia
Arthur J. Gallagher & Co. (AUS) Ltd	Australia
MIB Insurance Brokers Pty Ltd	Australia
Wideland Insurance Brokers Pty Ltd	Australia
OAMPS Credit Pty Ltd	Australia
OAMPS Sports Services Pty Limited	Australia
IIN Australia Pty LTd	Australia
Indobent Pty Ltd	Australia
Eskdale Holdings Pty Ltd	Australia
Ronell Pty. Limited	Australia
OAMPS Consulting Pty Limited (13)	Australia
ZIB Group Holdings Company Limited	Australia
ZIB Holdings Pty Limited	Australia
ZIB Trust	Australia
ZIB Insurance Brokers Holdings Limited	Australia
OMP Insurance Brokers Ltd	Australia
OAMPS Gault Armstrong Pty Ltd	Australia
Gault Armstrong SARL (Noumea) (14)	Australia
Gault Armstrong Kemble Pty Limited	Australia
Bakop Pty Ltd	Australia
Go Get Insurance Pty Ltd	Australia
Instrat Financial Services Pty Ltd	Australia
Instrat Insurance Brokers Ltd	Australia
Insurance Markets and Rewards (IMAR) Pty Ltd	Australia
Blue Holdings Pty Ltd	Australia
Blue Broking Pty Ltd	Australia
Blue Broking WA Pty Ltd (15)	Australia
Blue Insolvency Pty Ltd (16)	Australia
Pastel Holding (NZ) Company	New Zealand
Pastel Purchaser (NZ) Limited	New Zealand
Arthur J. Gallagher Broking (NZ) Limited	New Zealand
Elantis Premium Funding (NZ) Limited	New Zealand
Crombie Lockwood (NZ) Limited	New Zealand
Fraser MacAndrew Ryan Limited	New Zealand
Monument Finance Limited	New Zealand
Monument Insurance (NZ) Limited	New Zealand
Off shore Market Placements Limited	New Zealand
Arthur J. Gallagher (Singapore) Pte. Ltd.	Singapore
Arthur J. Gallagher Australasia Holdings Pty Ltd. (17)	Australia
Mike Henry Insurance Brokers Ltd.	Australia
Mike Henry Insurance Funding Ltd.	Australia
Pen Underwriting Group Pty. Ltd.	Australia
Arthur J. Gallagher Reinsurance Australasia Pty Ltd.	Australia
Arthur J. Gallagher (Aus) Pty Ltd.	Australia
Specialised Broking Associates Pty Ltd.	Australia
InsSync Group Pty Ltd.	Australia
Pen Underwriting Pty. Ltd.	Australia

Name	State or Other Jurisdiction of Incorporation
Arthur J. Gallagher Holdings (UK) Limited	England
OIM Underwriting Limited	England
Contego Underwriting Limited	England
Zennor Limited	England
Risk & Reward Group (Holdings) Limited	England
Gallagher Risk & Reward Limited	England
Shilling Limited	England
Gallagher Holdings (UK) Limited	England
Arthur J. Gallagher Services (UK) Ltd.	England
Arthur J. Gallagher (UK) Limited	England
Risk Management Partners Limited	England
Alesco Risk Management Services Limited	England
Gallagher International Reinsurance Broking Limited (18)	England
Capsicum Reinsurance Brokers LLP (19)	England
Capsicum Reinsurance Brokers No. 1 LLP (20)	England
Capsicum Reinsurance Brokers No. 2 LLP (20)	England
Capsicum Reinsurance Brokers No. 3 LLP (20)	England
Capsicum Reinsurance Brokers Bermuda Limited	Bermuda
Capsicum Reinsurance Brokers No. 4 LLP (20)	England
Capsicum Reinsurance Brokers No. 5 LLP (20)	England
Capsicum Reinsurance Brokers No. 6 LLP (20)	England
HLG Holdings Limited	England
Friary Internmediate Limited	England
Acumus Interco Limited	England
Acumus Holdings Limited	England
Arthur J. Gallagher Housing Limited (21)	England
Igloo Insurance PCC Limited	Guernsey
Heath Lambert Limited	England
Gallagher Benefits Consulting Limited	England
Heath Lambert Overseas Limited	England
Lambert Fenchurch Overseas Limited	England
Fenchurch Trustees Limited	England
Heath Insurance Broking Limited	England
Gallagher Holdings Three (UK) Limited	England
Insurance Dialogue Limited	England
Blenheim Park Ltd.	England
Blenheim Park Services Limited	England
Property and Commercial Limited	England
Belmont Insurance Holdings Limited	England
Belmont International Limited	England
Rio 587 Limited	England
Rio 588 Limited	England
Quillco 226 Limited	Scotland
Quillco 227 Limited	Scotland
Ink Underwriting Agencies Limited	England
Westinsure Group Limited	England
Giles Holdings Limited	Scotland
RA Rossborough (Insurance Brokers) Ltd	Jersey
Rossborough Insurance Services, Ltd. (Jersey)	Jersey
Rossborough Insurance (IOM) Ltd.	Isle of Man
Rossborough Healthcare International Ltd	Guernsey
RA Rossborough Guernsey Ltd.	Guernsey
Rossborough (Cayman Island) Ltd.	Cayman Islands
Arthur J. Gallagher Insurance Brokers Limited (22)	Scotland

Name	State or Other Jurisdiction of Incorporation
Gallagher Holdings Four (UK) Limited	England
OAMPS (UK) Limited	England
Oil & Hazardous Environmental Services Ireland limited	England
OAMPS Special Risks Ltd	England
OHES Environmental Limited	England
Hill’s Environmental Limited	England
Oval Limited	England
Oval Healthcare Limited	England
Oval Management Services Limited	England
Oval Insurance Broking Limited	England
Ward Mitchell Holdings Limited	England

Notes

(1)	15% of the Membership Interests of this subsidiary is owned by an unrelated party.
(2)	99% owned by AJG North America ULC and 1% by AJG Canada ULC
(3)	89% owned by Arthur J. Gallagher & Co. and 11% owned by management
(4)	57% owned by Stevenson & Hunt Insurance Brokers Ltd, 16% by Ranger Insruance Brokers Ltd,

14% by Arthur J. Gallagher Canada Limited and 13% by Renfrew Insurance Ltd.

(5)	76% of the Common Stock of this subsidiary is owned by two third parties.
(6)	Arthur J. Gallagher & Co (Canada) Ltd is an equal partner in the Bermuda partnership.
(7)	The Partnership owns 80% of CGM Gallagher Group Ltd.
(8)	45% of this subsidiary is owned by the management group.
(9)	Holds 21.3% ownership interest in Casanueva Perez S.A.P. de C.V. (Grupo CP).
(10)	22% of this subsidiary is owned by the management group.
(11)	30% owned by management
(12)	44% owned by management and 26% owened by Grupo C.P.
(13)	1% owned by OAMPS Insurance Brokers Ltd, 33% each owned by: Idobent Pty Ltd, Eskdale Holdings Pty Ltd and Ronell Pty Ltd.
(14)	44% owned by OAMPS Gault Armstrong Pty Ltd and 51% by Bakop Pty Ltd.
(15)	50% each owned by Arthur J. Gallagher & Co.(AUS) Ltd. and Blue Broking Pty Ltd.
(16)	35% owned by Arthur J. Gallagher & Co. (AUS) Ltd. and 65% owned by Blue Broking Pty Ltd.
(17)	Holds 49% interest in Imantras (software development company)
(18)	13% owned by management
(19)	67% owned by management
(20)	40% owned by management
(21)	23% owned by Friary Intermediate Ltd.
(22)	51% owned by Rio 588 Ltd. and 49% owned by Giles Holding